Exhibit 10(c)

                                 AMENDMENT NO. 1
                                     to the
                           EASTGROUP PROPERTIES, INC.
                         1994 MANAGEMENT INCENTIVE PLAN

                 (as Restated and Amended as of March 11, 1999)



     WHEREAS, EastGroup Properties, Inc. (the "Company"), established the EastGroup Properties, Inc. 1994 Management Incentive Plan (the "Plan"), effective September 22, 1994, and restated and amended the Plan effective March 11, 1999, and

     WHEREAS, the Board of Directors of the Company reserved the right to amend the Plan, with certain limitations, and

     WHEREAS, the Board of Directors has approved the amendment of the Plan set forth below.

     NOW, THEREFORE, the Plan is amended effective January 1, 2007, as follows:

     1. Section 5.3 of the Plan (Change in Control) is amended by the deletion of the final paragraph of that Section, which begins "If the excise tax imposed by section 4999 of the Internal Revenue Code...."

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed as of December 29, 2006.

                                    EASTGROUP PROPERTIES, INC.

                                    By: /s/ N. Keith McKey
                                        --------------------
                                        N. Keith McKey
                                        Chief Financial Officer